Revenue	3 Months Ended
Mar. 31, 2025
Revenue [Abstract]
REVENUE

4. REVENUE

Disaggregation of revenue

We disaggregate revenue by service type and by platform as follows:

Revenue stream	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
Banking and payment revenues	$6,921,625	$4,920,665
Custody and trading revenues	151,855	11,933
Other revenues	26,035	8
Less: Sales returns and allowances	(11,678)	(1,395)
Revenues, net	$7,087,837	$4,931,211

The above amounts are net of reductions in revenue related to Revenue Rewards totaling $0.5 million and $0.5 million for the three months ended March 31, 2025 and 2024, respectively.

Deferred revenue

Contract liabilities are classified as deferred revenue in our balance sheets. As of March 31, 2025 and December 31, 2024, the contract liability related to our deferred subscription revenues was $0.3 million and $0.3 million, respectively, and the contract liability related to an unearned portion of a bonus paid to us by Visa was $0.5 million and $0.6 million, respectively.

The activity in deferred revenue for the three months ended March 31, 2025 and the year ended December 31, 2024, was as follows:

	Three Months Ended March 31, 2025	Year Ended December 31, 2024
Beginning of the period contract liability	$875,466	$1,012,010
Revenue recognized from the contract liabilities included in the beginning balance	(141,204)	(442,045)
Increases due to cash received net of amounts recognized in revenue during the period	94,630	305,501
End of period contract liability	$828,892	$875,466

Contract costs

For the three months ended March 31, 2025 and 2024, we incurred $0.2 million and $0 million, respectively, of incremental costs to obtain and/or fulfill contracts with customers. These costs are related to the implementation of the credit card program and are included within the prepaid expenses and other current assets on the balance sheets. The contract asset is expected to be expensed once the credit card has been implemented and made available to customers.